UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2011

Hot Topic, Inc.
(Exact name of registrant as specified in charter)

California	0-28784	77-0198182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18305 E. San Jose Avenue,
City of Industry, California		91748
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 839-4681

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 1, 2011, Hot Topic, Inc. (the "Company") entered into a consulting agreement (the "Agreement") with Lisa Harper. Under the Agreement, the Company retained Ms. Harper as an independent contractor from February 14, 2011 to May 13, 2011 (the “Term”).  At the Company’s election, the Agreement can be extended for an additional three months (the “Extended Term”).  Ms. Harper will advise the Company and perform additional duties as mutually agreed by her and the Company.  During the Term and any Extended Term, Ms. Harper will be paid thirty two thousand five hundred dollars ($32,500) each month.  Upon the commencement of the Term and also upon the commencement of any Extended Term, Ms. Harper will receive a grant of restricted stock for the number of shares of the Company’s common stock closest in value, as of the grant date, to ninety seven thousand five hundred dollars ($97,500).  Ms. Harper’s compensation was recommended by the Company’s Compensation Committee, excluding Ms. Harper, and the decision to enter into the Agreement was approved by the full Board.

Ms. Harper is currently a member of the Board of Directors of the Company and the Compensation Committee of the Board, and will be stepping down from the Compensation Committee in connection with her retention as an independent contractor pursuant to the Agreement.

The full text of the Agreement is attached as Exhibit 10.1 to this current report and is incorporated herein by reference. The foregoing does not purport to be a complete summary of the Agreement and is qualified in its entirety by reference to Exhibit 10.1.

Item 2.02	Results of Operations and Financial Condition.

            Attached hereto as Exhibit 99.1 is a copy of a press release that Hot Topic, Inc. issued on February 2, 2011 containing certain financial information for the fiscal month of January as well as the fourth quarter and fiscal year ended January 29, 2011.

The information in this Item 2.02 and the corresponding exhibit are being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits:
Exhibit No.	Description

10.1	Agreement, dated as of February 1, 2011, by and between Hot Topic, Inc. and Lisa Harper.

99.1	Press Release of Hot Topic, Inc. dated February 2, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOT TOPIC, INC.

By:	/S/ JAMES MCGINTY
James McGinty
Chief Financial Officer

Date: February 2, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Agreement, dated as of February 1, 2011, by and between Hot Topic, Inc. and Lisa Harper.

99.1	Press Release of Hot Topic, Inc. dated February 2, 2011.